ASSIGNMENT, ASSUMPTION AND CONSENT


         THIS ASSIGNMENT, ASSUMPTION AND CONSENT is entered into as of the 24th day of December, 1996 by and among American Radio Systems Corporation, a Delaware corporation ("ARS"), The Brown Organization, a California corporation ("Brown"), and Entertainment Communications, Inc., a Pennsylvania corporation ("Entercom")

         WHEREAS, Brown and ARS entered into an Asset Purchase Agreement dated July 24, 1996 (the "Brown Agreement") regarding the acquisition by ARS of specified assets of Brown comprising radio stations KQPT(FM), KXOA-FM and KXOA(AM), Sacramento, California (the "Stations"); and

         WHEREAS, Brown and ARS have entered into, and are operating under, a certain Time Brokerage Agreement dated July 24, 1996 pursuant to which ARS has agreed to provide programming and certain other services to Brown with respect to the operation of the Stations (the "TBA"); and

         WHEREAS, ARS and Entercom entered into an Asset Purchase Agreement dated October 18, 1996 (the "Entercom Agreement") pursuant to which ARS has agreed to convey, subsequent to the consummation of its acquisition of the Stations under the Brown Agreement, certain assets comprising radio station KXOA-FM; and

         WHEREAS, ARS desires to assign to Entercom its rights under the TBA as to KXOA-FM in the period prior to the consummation of its acquisition of the Stations under the Brown Agreement, and effective upon the Effective Date (as defined therein) of the Time Brokerage Agreement to be entered into by and between Entercom and ARS (the "Entercom TBA").

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the undersigned parties hereby agree as follows:

         1. ARS assigns to Entercom, as of the Effective Date, its rights and obligations under the TBA with respect only to KXOA-FM.

         2. Entercom accepts, as of the Effective Date, the foregoing assignment and assumes all such obligations, and agrees to indemnify and hold ARS harmless from any loss, cost, liability or expense (including attorney's fees) resulting from Entercom's failure to discharge such obligations.

         3. Notwithstanding the foregoing, ARS is not assigning, and Entercom is not assuming, the rights and obligations of ARS under Section 1.4 and 2.3 of the TBA.

Entercom shall pay to ARS a monthly fee for the rights and obligations hereby assigned in the amount and manner set forth in Schedule A to the Entercom TBA.

         4. Brown consents to the assignment by ARS of its rights under the TBA as to KXOA-FM to Entercom.

         5.  ARS  agrees  and  confirms  that it  retains  all  liabilities  and obligations under the TBA as to Brown, including, without limitation, its obligation to pay Brown the monthly fee set forth in Section 1.4 of the TBA. ARS agrees to indemnify and hold Entercom harmless from and against any loss, cost, liability or expense (including attorneys' fees) resulting from any act or omission resulting from ARS's failure to discharge the obligations of "Programmer," as set forth in the TBA, prior to the Effective Date. ARS further agrees to indemnify and hold Brown harmless from and against any loss, cost, liability or expense (including attorney's fees) resulting from any act or omission resulting from ARS's or Entercom's failure to discharge the obligations of "Programmer" as set forth in the TBA.

         6. The TBA shall remain unmodified in all respects other than as set forth in this Assignment, Assumption and Consent.

         IN WITNESS WHEREOF, the parties hereto have executed this ASSIGNMENT, ASSUMPTION AND CONSENT as of the date first above written.

                                    AMERICAN RADIO SYSTEMS CORPORATION



                                    By:_______________________________________


                                    THE BROWN ORGANIZATION



                                    By:________________________________________


                                    ENTERTAINMENT COMMUNICATIONS, INC.



                                    By:________________________________________


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